UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 7, 2021 (Date of earliest event reported)

GORES HOLDINGS V, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39429	85-1653565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Wilshire Blvd.

Beverly Hills, CA 90212

(Address of principal executive offices, including zip code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	GRSV	Nasdaq Capital Market
Units, each consisting of one share of Class A Common Stock and one-fifth of one Warrant	GRSVU	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GRSVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statement or Related Audit Report or Completed Interim Review.

(a) On May 7, 2021, the Board of Directors (the “Board”) of Gores Holdings V, Inc. (the “Company”), based on the recommendation of the Audit Committee of the Board (the “Audit Committee”) and after consultation with management and our independent public accountants, KPMG LLP (the “Independent Public Accountants”), concluded that its audited balance sheet as of August 10, 2020, unaudited interim financial statements for the period ended September 30, 2020, and its audited financial statements for the year ended December 31, 2020 (collectively, the “Impacted Periods”), as reported in the Company’s Current Report on Form 8-K filed on August 14, 2020, Quarterly Report on Form 10-Q filed on November 6, 2020, and Annual Report on Form 10-K filed on February 26, 2021, respectively, should be restated to reflect the impact of guidance issued by the SEC in the Statement (as defined below) and accordingly, should no longer be relied upon.

On April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Statement”). In the Statement, the Staff, among other things, highlighted potential accounting considerations of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as the Company’s public warrants and private placement warrants issued in connection with the Company’s initial public offering (the “Warrants”). The Company previously classified its Warrants as equity. For a full description of the Warrants, please refer to the Company’s final prospectus dated August 5, 2020 and filed with the SEC on August 7, 2020 in connection with its initial public offering. In connection with such Statement, the Company revisited its accounting for its Warrants, and determined that they should be treated as derivative liabilities pursuant to ASC 815-40 rather than as components of equity. The correction involves only non-cash adjustments, and will have no impact on the Company’s current or previously reported liquidity, cash flows or revenues.

As a result, the Company today is announcing that it will restate its historical financial results for the Impacted Periods, in each case to reflect the change in accounting treatment (the “Restatement”). The Company is filing its Form 10-K/A for the year ended December 31, 2020 to reflect the Restatement contemporaneously with the filing of this Form 8-K.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s Independent Public Accountants.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the Restatement. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings V, Inc.

May 10, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary